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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-21
                              POOL PROFILE (7/8/99)

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                                       -----------------     -----------------
                                             BID                TOLERANCE
                                       -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $400,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Aug-99
INTEREST RATE RANGE                     5.750% - 8.250%
GROSS WAC                                        6.802%          (+/- 10 bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     359

WALTV                                               77%          (maximum 79%)

CALIFORNIA %                                        25%          (maximum 27%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%          (maximum  3%)

AVERAGE LOAN BALANCE                           $363,890      (maximum $370,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,000,000    (maximum $1,250,000)

CASH-OUT REFINANCE %                                 0%          (maximum  2%)

PRIMARY RESIDENCE %                                100%          (minimum 98%)

SINGLE-FAMILY DETACHED %                            97%          (minimum 95%)

FULL DOCUMENTATION %                                41%          (minimum 39%)

UNINSURED > 80% LTV %                               16%          (maximum 18%)

TEMPORARY BUYDOWNS                                   0%           (maximum 2%)





           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
          DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS
                                   SUPPLEMENT.

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(1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-21
                               PRICING INFORMATION

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    RATING AGENCIES                            TBD by Norwest

    PASS THRU RATE                                      6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                1.72%

    PRICING DATE                                          TBD

    FINAL STRUCTURE DUE DATE                        10-Aug-99   9:00 AM

    SETTLEMENT DATE                                 27-Aug-99

    ASSUMED SUB LEVELS                                    AAA  3.150%
                                                           AA  1.150%
                                                            A  0.750%
                                                          BBB  0.500%
                                                           BB  0.250%
                                                            B  0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


    NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-21. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                         Lori Fountain (301) 846-8185
                                            Brad Davis (301) 846-8009






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